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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11073 (Commission File Number)	47-0731996 (IRS Employer Identification No.)
6200 South Quebec Street, Greenwood Village, Colorado (Address of Principal Executive Offices)		80111 (Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 967-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Exhibits.

  (c)
  The following is the exhibit filed herewith.

Exhibit No.	Description of Exhibit
5.1	Opinion of Stanley J. Andersen

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION (Registrant)
By:	/s/ STANLEY J. ANDERSEN Name: Stanley J. Andersen Title: Assistant Secretary

Date: September 13, 2004

EXHIBIT INDEX

        The following exhibit is filed herewith and is an exhibit to the Registrant's (i) Registration Statement on Form S-3, as amended (Registration No. 333-106071), and (ii) Registration Statement on Form S-3, as amended (Registration No. 333-56748), as noted below:

Exhibit No.	Description of Exhibit
5.1	Opinion of Stanley J. Andersen

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  Item 9.01. Exhibits .
SIGNATURES
EXHIBIT INDEX